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                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)  March 22, 1995



                Virginia Electric and Power Company
        (Exact name of registrant as specified in its charter)


          Virginia                 1-2255         54-0418825
   (State of other juris-     (Commission    (IRS Employer
    diction of Incorporation)  File Number)   Identification No.)


   One James River Plaza, Richmond, Virginia          23261-6666
   (Address of principal executive offices)          (Zip Code)

 Registrant's telephone number, including area code (804)771-3000


  (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

       On March 22, 1995, Virginia Electric and Power Company (the Company) received a termination notice from Salomon Brothers Inc (the "Representative") as representative of the Underwriters named in Schedule II of the Underwriting Agreement dated March 22, 1995, a copy of which is included in the Company's Current Report on Form 8-K filed March 22, 1995 (the "Underwriting Agreement"). Prior to receipt of such notice, the Company had informed the Representative that a downgrading in the rating accorded the Company's mortgage bonds by Duff & Phelps had occurred. The notice was given pursuant to paragraph 10(b) of the Underwriting Agreement.

      Immediately following termination of the Underwriting Agreement, the Company entered into an underwriting agreement (the New Underwriting Agreement) with Salomon Brothers Inc as representative of the Underwriters named in Schedule II of said New Underwriting Agreement, for the sale in the aggregate of $200 million principal amount of the Company's First and Refunding Mortgage Bonds. Such bonds, which are designated the First and Refunding Mortgage Bonds of 1995, Series A,
8 1/4%, due March 1, 2025 are a portion of the $760 million principal amount of the First and Refunding Mortgage Bonds that were registered by the Company pursuant to a registration statement on Form S-3 under Rule 415 under the Securities Act of 1933, which registration statement was declared effective on October 6, 1993 (File No. 33-50423). A copy of the New Underwriting Agreement including exhibits thereto, is filed as
Exhibit 1 to this Form 8-K.

         The designation of, and the terms and conditions applicable to, the First and Refunding Mortgage Bonds of 1995, Series A, 8 1/4% due March 1, 2025 were established as set forth in the Eighty-Fourth Supplemental Indenture to the Company's Indenture of Mortgage, dated November 1, 1935, as supplemented and modified, and have been approved by the Board of Directors of the Company. A copy of said Supplemental Indenture is filed as Exhibit 4(i) to this Form 8-K.

Exhibits:

  1 New Underwriting Agreement, dated March 22, 1995, between the Company and Salomon Brothers Inc, as representative of the Underwriters named in Schedule
        II of said New Underwriting Agreement (filed herewith).

  4(i) Form of Eighty-Fourth Supplemental Indenture, dated March 1, 1995, as approved by the Company's Board of Directors, pursuant to which the First and Refunding Mortgage Bonds of 1995, Series A, 8 1/4%, due March 1, 2025, will be issued (filed herewith).

  4(ii) Form of First and Refunding Mortgage Bonds of 1995,
        Series A, 8 1/4%, due March 1, 2025 (filed herewith).

  12    Statement regarding computation of ratios (filed
        herewith).
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                             SIGNATURES


      Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            VIRGINIA ELECTRIC AND POWER COMPANY
                                        Registrant


                                  J. Kennerly Davis, Jr.
                                  J. Kennerly Davis, Jr.
                              Vice President, Treasurer and
                                   Corporate Secretary


Date:  March 23, 1995
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